Real Estate Owned and Held-For-Sale	12 Months Ended
Dec. 31, 2017
Real Estate Owned and Held-For-Sale
Real Estate Owned and Held-For-Sale

Note 10—Real Estate Owned and Held-For-Sale

        Our real estate assets at both December 31, 2017 and 2016 were comprised of a hotel property and an office building.

Real Estate Owned

	December 31, 2017			December 31, 2016
(in thousands)	Hotel Property	Office Building	Total	Hotel Property	Office Building	Total
Land	$3,294	$4,509	$7,803	$3,294	$4,509	$7,803
Building and intangible assets	30,699	2,010	32,709	30,474	1,563	32,037
Less: Impairment loss	(13,307)	(500)	(13,807)	(11,200)	—	(11,200)
Less: Accumulated depreciation and amortization	(9,228)	(690)	(9,918)	(8,659)	(489)	(9,148)

Real estate owned, net	$11,458	$5,329	$16,787	$13,909	$5,583	$19,492

        For the years ended December 31, 2017, 2016 and 2015, our hotel property had a weighted average occupancy rate of approximately 52%, 54% and 53%, respectively, a weighted average daily rate of approximately $108, $100 and $90, respectively, and a weighted average revenue per available room of approximately $56, $54 and $48, respectively. The operation of a hotel property is seasonal with the majority of revenues earned in the first two quarters of the calendar year. During 2016, through site visits and discussion with market participants, we determined that the hotel property exhibited indicators of impairment and performed an impairment analysis. As a result of this impairment analysis, we recorded an impairment loss of $11.2 million. During 2017, we had additional discussions with market participants and received additional market analyses related to this property, which resulted in a further impairment totaling $2.7 million. In addition, during 2017, through site visits and discussion with market participants, we determined that the office building exhibited indicators of impairment and performed an impairment analysis. As a result of this impairment analysis, we recorded an impairment loss of $0.5 million.

        Our office building was fully occupied by a single tenant until April 2017 when the lease expired. The building is currently vacant.

        Our real estate assets had restricted cash balances totaling $0.7 million at both December 31, 2017 and 2016, due to escrow requirements.

Real Estate Held-For-Sale

        In 2016, we sold our three remaining multifamily properties and a hotel property for a total of $50.7 million and recognized a gain of $11.6 million. A portion of the sales proceeds were used to payoff the outstanding debt on the multifamily properties of $27.1 million.

        In 2015, we sold three hotel properties and a multifamily property classified as held-for-sale for a total of $41.1 million and recognized a gain of $7.8 million.

        The results of operations for properties classified as held-for-sale are summarized as follows (in thousands):

	Year Ended December
	2016	2015
Revenue:
Property operating income	$2,845	$10,972
Expenses:
Property operating expenses	1,994	8,224
Depreciation	335	1,563

Net income	$516	$1,185